Exhibit 10.2
UNITED INSURANCE HOLDINGS CORP.
A Delaware Corporation

First Amendment to Employment Agreement

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (“Agreement”) is made and entered into as of the 12th day of June, 2012 by and between UNITED INSURANCE HOLDINGS CORP., a Delaware Corporation, and any of its parent or subsidiary companies (collectively, the “Company”), and JOHN FORNEY (the “Executive”), whose residence address is 300 Rafael Blvd. NE, St. Petersburg, FL 33704.

Recitals

A.	The Parties entered into the Employment Agreement on June 8, 2012 whereby the Executive will be employed as the Chief Executive Officer (“CEO”) of the Company.

B.	The Employment Agreement provided that the effective date of Executive's employment with the Company was June 8, 2012.

C.	The Parties wish to clarify that Executive will begin employment with the Company on June 14, 2012.
Agreement

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereby agree as follows:

1.	The “Effective Date” as defined in the Employment Agreement shall be amended to reflect the date of June 14, 2012.
2.In all other respects the terms of the Employment Agreement shall remain unchanged.
IN WITNESS WHEREOF, this Agreement has been duly signed by the parties hereto on the day and year first above written.
UNITED INSURANCE HOLDINGS CORP.
By:    /s/ Gregory C. Branch
Name:    Gregory C. Branch
Title:    Chairman
JOHN FORNEY
/s/ John Forney

Notary Acknowledgement